                               7,000,000 Shares

                             Omnipoint Corporation

                                 Common Stock


                            UNDERWRITING AGREEMENT
                            ----------------------



                                             June __, 1996

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
ALLEN & COMPANY INCORPORATED
GOLDMAN, SACHS & CO.
MONTGOMERY SECURITIES
SALOMON BROTHERS INC
  As representatives of the
    several underwriters
    named in Schedule I hereto
  c/o Donaldson, Lufkin & Jenrette
        Securities Corporation
      277 Park Avenue
      New York, New York  10172

Dear Sirs:

          Omnipoint Corporation, a Delaware corporation (the "Company"), and the stockholders of the Company named in Schedule II hereto, (collectively, the "Selling Stockholders"), severally propose to sell an aggregate of 7,000,000 shares of Common Stock, par value $0.01 of the Company (the "Firm Shares"), to the several underwriters named in Schedule I hereto (the "Underwriters"). The Firm Shares consist of 5,000,000 shares to be issued and sold by the Company and 2,000,000 outstanding shares to be sold by the Selling Stockholders. The Selling Stockholders listed on Schedule III hereto (the "Option Selling Stockholders") also propose to issue and sell to the several Underwriters not more than 1,050,000 additional shares of Common Stock, par value $0.01 of the Company (the "Additional Shares"), if requested by the Underwriters as provided in Section 2 hereof. The Firm Shares and the Additional Shares are herein collectively called the Shares. The shares of common stock of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the Common Stock. The Company and the Selling Stockholders are hereinafter collectively referred to as the Sellers.

          1.   Registration Statement and Prospectus.  The Company has prepared
               -------------------------------------
and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-1 including a prospectus relating to the Shares, which may be amended. The registration statement as amended at the time when it becomes effective, including a registration statement (if any) filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Act, is hereinafter referred to as the Registration Statement; and the prospectus (including any prospectus subject to completion meeting the requirements of Rule 434(b) under the Act provided by the Company with any term sheet meeting the requirements of Rule 434(b) as the prospectus provided to meet the requirements of Section 10(a) of the Act) in the form first used to confirm sales of Shares is hereinafter referred as the Prospectus.

          2.   Agreements to Sell and Purchase.  On the basis of the
               -------------------------------
representations and warranties contained in this Agreement, and subject to its terms and conditions, (i) the Company agrees to issue and sell 5,000,000 Firm Shares, (ii) each Selling Stockholder agrees, severally and not jointly, to sell the number of Firm Shares set forth opposite such Selling Stockholder's name in
Schedule II hereto and (iii) each Underwriter agrees, severally and not jointly,
to purchase from each Seller at a price per share of $       (the "Purchase
Price") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Firm Shares to be sold by such Seller as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the total number of Firm Shares.

          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Underwriters shall have the right to purchase, severally and not jointly, up to an aggregate 1,050,000 Additional Shares from the Option Selling Stockholders at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. You shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than ten business days after such notice has been given and (iii) no earlier than two business days after such notice has been given. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Option Selling Stockholders the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares.

          The Sellers hereby agree, severally and not jointly, and the Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by (i) each of the directors and officers of the Company who is not a Selling Stockholder and (ii) each stockholder listed on Annex I hereto, pursuant to which each such person agrees, subject to certain exceptions specified in such agreement, not to offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any Common Stock or any securities convertible into or exercisable or exchangeable for such Common Stock or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such Common Stock, except to the Underwriters pursuant to this Agreement, for a period of 120 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Notwithstanding the foregoing, during such period (i) the Company may grant stock options pursuant to the Company's existing stock option plan and (ii) the Company may issue shares of its Common

Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof.

          3.   Terms of Public Offering.  The Sellers are advised by you that
               ------------------------
the Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

          4.   Delivery and Payment.  Delivery to the Underwriters of and
               --------------------
payment for the Firm Shares shall be made at 10:00 A.M., New York City time, on the third or fourth business day (unless otherwise permitted by the Commission pursuant to Rule 15c6-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) following the date of the initial public offering (the "Closing Date"), at such place as you shall designate. The Closing Date and the location of delivery of and the form of payment for the Firm Shares may be varied by agreement between you and the Sellers.

          Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at such place as you shall designate at 10:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 (an "Option Closing Date"). Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Shares may be varied by agreement between you and the Company.

          Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or an Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the respective Sellers, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor by certified or official bank checks payable in New York Clearing House funds to the order of the applicable Sellers.

          5.   Agreements of the Company.  The Company agrees with you:
               -------------------------

          (a) To use its best efforts to cause the Registration Statement to become effective at the earliest possible time.

          (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information,
     (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

          (c) To furnish to you, without charge, six signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

          (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus (including the issuance or filing of any term sheet within the meaning of Rule 434) of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus (including the issuance or filing of any term sheet within the meaning of Rule 434) which may be necessary or advisable in connection with the distribution of the Shares by you, and to use its best efforts to cause the same to become promptly effective.

          (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

          (f) If during the period specified in paragraph (e) any event shall occur as a result of which, in the opinion of counsel for the Underwriters it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

          (g) Prior to any public offering of the Shares, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided the Company shall not be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

          (h) To mail and make generally available to its stockholders as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.

          (i)  During the period of five years after the date of this Agreement,
     (i) to mail as soon as reasonably practicable after the end of each fiscal year to the record holders of its Common Stock a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of stockholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants, and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

          (j) During the period referred to in paragraph (i), to furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to the holders of Common Stock or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

          (k) To pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e), (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in paragraph (e), (iii) the printing and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Shares (including in each case any disbursements of counsel for the Underwriters relating to such printing and delivery), (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states (including in each case the fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filings and clearance with the NASD in connection with the offering, (vi) the listing of the Shares on the Nasdaq National Market, (vii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, and (viii) the performance by the Sellers of their other obligations under this Agreement.

          (l) To use its best efforts to maintain the inclusion of the Common Stock in the Nasdaq National Market (or on a national securities exchange) for a period of five years after the effective date of the Registration Statement.

          (m) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

          6.   Representations and Warranties of the Company.  The Company
               ---------------------------------------------
represents and warrants to each Underwriter that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (b)  (i)   Each part of the Registration Statement, when such part
     became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (c) Any term sheet and Prospectus subject to completion provided by the Company to the Underwriters for use in connection with the offering and sale of the Shares pursuant to Rule 434 under the Act together are not materially different from the prospectus included in the Registration Statement (exclusive of any information deemed a part thereof by virtue of Rule 434(d)).

          (d) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, and each Registration Statement filed pursuant to Rule 462(b) under the Act, if any, complied when so filed in all material respects with the Act; and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (e) The Company and each of its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and as it is proposed to be conducted as described in the Prospectus and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (f) Other than (i) the ownership by an unaffiliated third-party of 549 shares of common stock, $0.01 par value (the "OCI Common Stock"), of Omnipoint Communications, Inc., a Delaware corporation ("OCI"), constituting 4.42% of the outstanding capital stock of OCI and (ii) the pledge by Omnipoint PCS, Inc., a Delaware corporation, of 11,872 shares of OCI Common Stock, constituting 95.58% of the outstanding capital stock of OCI, to Northern Telecom Inc., as agent, pursuant to the Pledge and Guaranty Agreement dated as of July 21, 1995, all of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature, with no personal liability attaching solely as a result of the ownership thereof.

          (g) All the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly authorized and validly issued and are fully paid, non-assessable, with no personal liability attaching solely as a result of the ownership thereof and not subject to any preemptive or similar rights; and the Shares to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, with no personal liability attaching solely as a result of the ownership thereof and the issuance of such Shares will not be subject to any preemptive or similar rights.

          (h) The authorized capital stock of the Company, including the Common Stock, conforms to the description thereof contained in the Prospectus.

          (i) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound.

          (j) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by applicable law).

          (k) The execution, delivery and performance of this Agreement, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (individually, a "Governmental Authority" and collectively, "Governmental Authorities") (except as such may be required under the securities or Blue Sky laws of the various states or by the NASD) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any agreement, indenture or other instrument to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries or their respective property.

          (l) Except as otherwise set forth in the Prospectus, there are no material legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective property is the subject, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

          (m) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

          (n) The Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to carry on its business as it is currently being conducted and as it is proposed to be conducted as described in the Prospectus; the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries.

          (o) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (p) Except as otherwise set forth in the Prospectus or such as are not material to the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by it. All leases to which the Company or any of its subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder, which might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries taken as a whole, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such subsidiary.

          (q) The Company and each of its subsidiaries maintains reasonably adequate insurance.

          (r) Coopers & Lybrand L.L.P. are independent public accountants with respect to the Company as required by the Act.

          (s) The financial statements, together with related schedules and notes forming part of the Registration

     Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

          (t) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and the transactions contemplated by this Agreement will not cause the Company to become an "investment company" subject to registration under the 1940 Act.

          (u) Except as otherwise set forth in the Prospectus, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company.

          (v) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

          (w) The Company has timely filed all notices and paid all fees required to list the Shares on the Nasdaq National Market that are not currently so listed and has received notification that the such listing has been approved. The Common Stock is currently approved for listing on the Nasdaq National Market.

          (x) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or any subsidiary thereof except as otherwise set forth in the Prospectus.

          (y) Except as disclosed in the Prospectus, there are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K of the Commission.

          (z) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and up to and including the Closing Date, except as set forth in the Prospectus, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries taken as a whole or entered into any transaction not in the ordinary course of business.

          (aa) All tax returns required to be filed by the Company or any of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest.

          (bb) (1) Except as set forth in the Prospectus, (i) the Company and each of its subsidiaries has applied for or obtained all certificates, consents, exemptions, orders, permits, licenses, authorizations or other approvals (each, an "Authorization") of and from, and has made all declarations and filings with, all Governmental Authorities, including, without limitation, the Federal Communications Commission ("FCC") and each applicable state regulatory agency or body that exercises or will exercise jurisdiction over the Company ("Applicable PUC"), necessary to conduct its business as it is currently being conducted and as it is proposed to be conducted as described in the Prospectus, except to the extent that the failure to obtain, declare or file would not, singly or in the aggregate, result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries taken as a whole, (ii) all such

     Authorizations are valid and in full force and effect, except where the failure of any such Authorization to be in full force and effect would not, singly or in the aggregate, result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries taken as a whole and (iii) the Company and each of its subsidiaries is in compliance in all material respects with the rules and regulations of the FCC and all Applicable PUCs and the terms and conditions of all such Authorizations; (2) except for rulemaking proceedings of general applicability to the PCS industry not required to be described in the Prospectus, there are no legal or governmental proceedings pending before any Governmental Authority (except as such may be required under the Act or other securities or Blue Sky laws of the various states or by the NASD), including without limitation, the FCC or any Applicable PUC, to which the Company or any subsidiary is a party or of which any property of the Company or any subsidiary is the subject, and to the Company's knowledge, no such proceedings against the Company or any subsidiary are threatened or contemplated; and (3) the execution, delivery and performance of this Agreement by the Company, the compliance by the Company with all the provisions thereof and the consummation of the transactions contemplated therein and in the Prospectus, including, without limitation, the issuance and sale of the Shares to the Underwriters and the public offering of the Shares, (i) do not conflict with or result in a violation of the Telecommunications Act of 1996, the Communications Act of 1934, as amended, the rules or regulations of the FCC or any Applicable PUC, or any judgment, order or decree of any Governmental Authority, (ii) will not cause any cancellation, termination, revocation, forfeiture or material impairment of any Authorization, and (iii) do not and will not require notice to or the approval of the FCC, any Applicable PUCs, or any other Governmental Authorities (except as such may be required under the Act or other securities or Blue Sky laws of the various states or by the NASD).

          (cc) Except as otherwise set forth in the Prospectus, the Company and its subsidiaries possess the material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Intellectual Property") employed by them in connection with the business as it is currently being conducted and as it is proposed to be conducted as described in the Prospectus, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

          (dd) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any difference.

          (ee) Except as otherwise set forth in the Prospectus, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company (a "Registration Right"). The Company has delivered written notice to each holder of a Registration Right of the filing of the Registration Statement with the Commission. In accordance with the procedures set forth in such notice, each of the holders of a Registration Right has waived such Registration Right with respect to the Registration Statement except for holders who have elected to exercise their Registration Rights with respect to the Registration Statement.

          (ff) The offer and sale of the securities described in Paragraphs A(10), A(11) and B of Item 15 of Part II of the Registration Statement were exempt from the registration requirements of Section 5 of the Act by virtue of Section 4(2) thereof and/or Regulation D or Regulation S promulgated thereunder and from the registration or qualification requirements of all applicable state securities laws.

          7.   Representations and Warranties of the Selling Stockholders.  Each
               ----------------------------------------------------------
Selling Stockholder severally represents and warrants to each Underwriter that:

          (a) Such Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder pursuant to this Agreement and has, and on the Closing Date (and Option Closing Date, if applicable) will have, good and clear title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

          (b) Upon delivery of and payment for such Shares pursuant to this Agreement, good and clear title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

          (c) Such Selling Stockholder has, and on the Closing Date will have, full legal right, power and authority to enter into this Agreement and the Power of Attorney and Custody Agreement between the Selling Stockholders, Douglas G. Smith and Bradley E. Sparks, as attorneys-in-fact, and ChaseMellon Shareholder Services LLC, as Custodian (the "Power of Attorney and Custody Agreement") and to sell, assign, transfer and deliver such Shares in the manner provided herein and therein, and this Agreement and the Power of Attorney and Custody Agreement have been duly authorized, executed and delivered by such Selling Stockholder and each of this Agreement and the Power of Attorney and Custody Agreement is a valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by applicable law), and pursuant to such Power of Attorney and Custody Agreement, such Selling Stockholder has authorized Douglas G. Smith and Bradley E. Sparks or either one of them, to execute and deliver on his, her or its behalf this Agreement and any other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

          (d) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Act, the Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

          (e) The execution, delivery and performance of this Agreement by such Selling Stockholder, compliance by such Selling Stockholder with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any Governmental Authority (except as such may be required under the Act, state securities laws or Blue Sky laws or by the NASD) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the organizational documents of such Selling Stockholder, if not an individual, or any agreement, indenture or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any property of such Selling Stockholder is bound, or violate or conflict with any laws, administrative regulation or ruling or court decree applicable to such Selling Stockholder or any property of such Selling Stockholder.

          (f) Such parts of the Registration Statement under the caption "Principal and Selling Stockholders" which specifically relate to such Selling Stockholder do not, and will not on the Closing Date (and any Option Closing Date, if applicable), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (g) At any time during the period described in paragraph 5(e) hereof, if there is any change in the information referred to in paragraph 7(g) above, the Selling Stockholders will immediately notify you of such change.

          8.   Indemnification.  (a)  The Company agrees to indemnify
               ---------------
and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriters furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity shall not inure to the benefit of any Underwriter from whom the person asserting such losses, claims, damages, liabilities and judgments purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (including any amendment or supplement thereto) was not sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (including any amendment or supplement thereto) would have cured the defect giving rise to such losses, claims, damages, liabilities or judgments, unless such failure to deliver a copy of the Prospectus was a result of the failure of the Company to provide as many copies of such Prospectus as such Underwriter may reasonably request in a timely manner.

          (b) Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact based on information specifically relating to such Selling Stockholder contained under the caption "Principal and Selling Stockholders" in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission or alleged omission to state therein such material fact required to be stated therein or necessary to make such statements therein not misleading; provided, however, that (i) the foregoing indemnity shall not inure to the benefit of any Underwriter from whom the person asserting such losses, claims, damages, liabilities and judgments purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (including any amendment or supplement thereto) was not sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (including any amendment or supplement thereto) would have cured the defect giving rise to such losses, claims, damages, liabilities or judgments, unless such failure to deliver a copy of the Prospectus was a result of the failure of the Company to provide as many copies of such Prospectus as such Underwriter may reasonably request in a timely manner and (ii) the aggregate liability of any Selling Stockholder shall be limited to an amount equal to the aggregate purchase price received by such Selling Stockholder from the sale of such Selling Stockholder's Shares hereunder.

          (c) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company and the Selling Stockholders, such Underwriter shall promptly notify the Company and the Selling Stockholders in writing and the Company and the Selling Stockholders shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel has been specifically authorized in writing by the Company, (ii) the Company and the Selling Stockholders shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company or any Selling Stockholder, as the case may be, and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Selling Stockholders, as the case may be, (in which case the Company and the Selling Stockholders shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company and the Selling Stockholders shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation and that all such fees and expenses shall be reimbursed as they are incurred). A Seller shall not be liable for any settlement of any such action effected without the written consent of such Seller but if settled with the written consent of such Seller, such Seller agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than ten business days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, any person controlling the Company within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, each Selling Stockholder and each person, if any, controlling such Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Sellers to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company or any Selling Stockholder or any person controlling such Selling Stockholder based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Sellers (except that if any Seller shall have assumed the defense thereof) such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company and the Selling Stockholders and any person controlling such Selling Stockholders shall have the rights and duties given to the Underwriter, by
Section 8(c) hereof.

          (e) If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Sellers on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Sellers and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Sellers and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Sellers, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Sellers and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Sellers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, (i) no Selling Stockholder shall be required to contribute any amount in excess of the aggregate purchase price received by such Selling Stockholder from the sale of such Selling Stockholder's Shares hereunder and (ii) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8(e) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

          (f) Each Seller hereby designates Omnipoint Corporation, 2000 North 14th Street, Suite 550, Arlington, Virginia 22201 (a Delaware corporation) as its authorized agent, upon which process may be served in any action, suit or proceeding which may be instituted in any state or federal court in the State of New York by any Underwriter or person controlling an Underwriter asserting a claim for indemnification or contribution under or pursuant to this Section 8, and each Seller will accept the jurisdiction of such court in such action, and waives, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue. A copy of any such process shall be sent or given to such Seller, at the address for notices specified in Section 13 hereof.

          9.   Conditions of Underwriters' Obligations.  The several obligations
               ---------------------------------------
of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b) The Registration Statement shall have become effective not later than 5:00 P.M. (and in the case of a Registration Statement filed under Rule 462(b) of the Act, not later than 10:00 P.M.), New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

          (c) (i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, other than as set forth in the "as adjusted" column of the sections of the Prospectus entitled "Summary Consolidated Financial Data", "Capitalization" and "Selected Consolidated Financial Data", there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the business, prospects, financial condition or results of operations, whether or not arising in the ordinary course of business, of the Company, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, other than as set forth in the "as adjusted" column of the sections of the Prospectus entitled "Summary Consolidated Financial Data", "Capitalization" and "Selected Consolidated Financial Data", there shall not have been any change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in the Registration Statement and Prospectus, (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus and (iv) on the Closing Date you shall have received a certificate dated the Closing Date, signed by Douglas G. Smith and Bradley E. Sparks, in their capacities as the President and Chief Executive Officer and Chief Financial Officer of the Company, respectively, confirming the matters set forth in paragraphs (a),
     (b), and (c) of this Section 9.

          (d) All the representations and warranties of the Selling Stockholders contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date and you shall have received a certificate to such effect, dated the Closing Date, from each Selling Stockholder.

          (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Piper & Marbury L.L.P., counsel for the Company and the Selling Stockholders, to the effect that:

               (i) the Company and each of its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as it is currently being conducted and as it is proposed to be conducted as described in the Prospectus and to own, lease and operate its properties;

              (ii) the Company and each of its subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

             (iii) other than (A) the ownership by an unaffiliated third-party of 549 shares of OCI Common Stock and (B) the pledge by Omnipoint PCS, Inc. of 11,872 shares of OCI Common Stock to Northern Telecom Inc., as agent, pursuant to the Pledge and Guaranty Agreement dated as of July 21, 1995, all of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable, with no personal liability attaching solely as a result of the ownership thereof and, to the best of such counsel's knowledge after due inquiry, are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature;

              (iv) all the outstanding shares of Common Stock (including the Shares to be sold by the Selling Stockholders) have been duly authorized and validly issued and are fully paid, non-assessable, with no personal liability attaching solely as a result of the ownership thereof and not subject to any preemptive or similar rights;

               (v) the Shares to be issued and sold by the Company hereunder have been duly authorized, and when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will have been validly issued and will be fully paid and non-assessable, with no personal liability attaching solely as a result of the ownership thereof and the issuance of such Shares is not subject to any preemptive or similar rights;

              (vi) this Agreement has been duly authorized, executed and delivered by the Company and each of the Selling Stockholders and is a valid and binding agreement of the Company and each Selling Stockholder enforceable in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by applicable law);

             (vii) the authorized capital stock of the Company, including the Common Stock, conforms in all material respects as to legal matters to the description thereof contained in the Prospectus;

            (viii) the Registration Statement has become effective under the Act, no stop order suspending its effectiveness has been issued and, to the knowledge of such counsel, no proceedings for that purpose are pending before or contemplated by the Commission;

              (ix) the statements under the captions "Business -- Strategic Relationships", "Business -- Regulatory Environment", "Description of Capital Stock" and "Underwriting" in the Prospectus and Items 14 and 15 of Part II of the Registration Statement insofar as such statements constitute a summary of legal matters documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

               (x) neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws and, to the best of such counsel's knowledge after due inquiry, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound;

              (xi) the execution, delivery and performance of this Agreement by the Company, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of Governmental Authority (except as such may be required under the Act or other securities or Blue Sky laws of the various states or by the
          NASD) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries, or any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties are bound, or, assuming compliance with the securities or Blue Sky laws of all states in which the Shares have been offered, violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company or any of its subsidiaries or their respective properties;

             (xii) the execution, delivery and performance of this Agreement by each Selling Stockholder, compliance by each Selling Stockholder with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any Governmental Authority (except as such may be required under the Act or other securities or Blue Sky laws of the various states or by the NASD) and, to such counsel's knowledge, will not conflict with or constitute a breach of any of the terms or provisions of, or a default under the organizational documents of any Selling Stockholder that is not an individual or any agreement, indenture or other instrument to which any Selling Stockholder is a party or by which any Selling Stockholder or its properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to any Selling Stockholder or its properties;

            (xiii) except as to matters arising under any patent or patent application or any instrument or document relating thereto (as to which such counsel need not express an opinion), after due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject which is required to be summarized or described in the Registration Statement or the Prospectus and is not so summarized or described, or, except for such instruments or other documents relating to any patent or patent application (as to which such counsel need not express an opinion), of any contract or other document which is required to be summarized or described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not so summarized, described or filed as required;

             (xiv) to the best of such counsel's knowledge, after due inquiry, neither the Company nor any of its subsidiaries has violated any Environmental Laws, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole;

              (xv) the Company and each of its subsidiaries has such material permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business as currently being conducted and as proposed to be conducted as described in the Prospectus; to the best of such counsel's knowledge, after due inquiry, the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries;

             (xvi) the Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and the transactions contemplated by this Agreement will not cause the Company to become an "investment company" subject to registration under the 1940 Act;

            (xvii) except as otherwise set forth in the Prospectus, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company (a "Registration Right"). The Company has delivered written notice to each holder of a Registration Right of the filing of the Registration Statement with the Commission. In accordance with the procedures set forth in such notice, each of the holders of a Registration Right has waived such Registration Right with respect to the Registration Statement except for holders who have elected to exercise their Registration Rights with respect to the Registration Statement;

           (xviii) (1) the Registration Statement (including any Registration Statement filed under Rule 462(b) of the Act, if any) and the Prospectus and any supplement or amendment thereto (except for financial data and financial statements as to which no opinion need be expressed) comply as to form in all material respects with the Act;

             (xix) (1) except as set forth in the Prospectus, (i) the Company and each of its subsidiaries has applied for or obtained all Authorizations of and from, and has made all declarations and filings with, all Governmental Authorities, including, without limitation, the FCC and each Applicable PUC necessary to conduct its business as it is currently being conducted and as it is proposed to be conducted as described in the Prospectus, except to the extent that the failure to obtain, declare or file would not, singly or in the aggregate, result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries taken as a whole, (ii) all such Authorizations are valid and in full force and effect, except where the failure of any such Authorization to be in full force and effect would not, singly or in the aggregate, result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries taken as a whole and (iii) the Company and each of its subsidiaries is in compliance in all material respects with the rules and regulations of the FCC and all Applicable PUCs and the terms and conditions of all such Authorizations; (2) except for rulemaking proceedings of general applicability to the PCS industry not required to be described in the Prospectus, there are no material legal or governmental proceedings pending before any Governmental Authority (except as such may be required under the Act or other securities or Blue Sky laws of the various states or by the NASD), including without limitation, the FCC or any Applicable PUC, to which the Company or any subsidiary is a party or of which any property of the Company or any subsidiary is the subject, and to the Company's knowledge, no such proceedings against the Company or any subsidiary are threatened or contemplated; and (3) the execution, delivery and performance of this Agreement by the Company, the compliance by the Company with all the provisions thereof and the consummation of the transactions contemplated therein and in the Prospectus, including, without limitation, the issuance and sale of the Shares to the Underwriters and the public offering of the Shares, (i) do not conflict with or result in a violation of the Telecommunications Act of 1996, the Communications Act of 1934, as amended, the rules or regulations of the FCC or any Applicable PUC, or any judgment, order or decree of any Governmental Authority, (ii) will not cause any cancellation, termination, revocation, forfeiture or material impairment of any Authorization, and (iii) do not and will not require notice to or the approval of the FCC, any Applicable PUCs, or any other Governmental Authorities (except as such may be required under the Act or other securities or Blue Sky laws of the various states or by the NASD); and

              (xx) the offer and sale of the securities described in Paragraphs A(10), A(11) and B of Item 15 of Part II of the Registration Statement were exempt from the registration requirements of Section 5 of the Act by virtue of Section 4(2) thereof and/or Regulation D or Regulation S promulgated thereunder and from the registration or qualification requirements of all applicable state securities laws.

             (xxi) each Selling Stockholder has full legal right, power and authority, and any approval required by law (other than any approval imposed by the applicable state securities and Blue Sky laws) to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided in this Agreement and the Power of Attorney and Custody Agreement;

            (xxii) each Selling Stockholder has good and clear title to the certificates for the Shares to be sold by such Selling Stockholder and upon delivery thereof, pursuant hereto and payment therefor, good and clear title will pass to the Underwriters, severally, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever; and

           (xxiii) the Power of Attorney and Customer Agreement signed by each Selling Stockholder appointing Douglas G. Smith and Bradley E. Sparks, or either of them, as his attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement has been duly authorized, executed and delivered by or on behalf of each Selling Stockholder and is a valid and binding instrument of such Selling Stockholder enforceable in accordance with its terms, and each of the Selling Stockholders, pursuant to such Selling Stockholder's respective Power of Attorney and Custody Agreement, has authorized Douglas G. Smith and Bradley E. Sparks, or either of them, to execute and deliver on its behalf this Agreement and any other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Shares to be sold by them pursuant to this Agreement.

          Such opinion shall also contain a statement that such counsel believes that the Registration Statement and the prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that no opinion need be expressed as to (a) the financial data and financial statements contained therein, (b) the statements relating to patents and/or patent applications under "Risk Factors -- Uncertainty of Protection of Patents and Proprietary Rights" and "Business -- Patents and Other Intellectual Property Rights" and (c) any information furnished in writing by the Underwriters for use therein) and that the Prospectus, as amended or supplemented, if applicable, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that no opinion need be expressed as to (a) the financial data and financial statements contained therein, (b) the statements relating to patents and/or patent applications under "Risk Factors -- Uncertainty of Protection of Patents and Proprietary Rights" and "Business -- Patents and Other Intellectual Property Rights" and (c) any information furnished in writing by the Underwriters for use therein.

          In giving such opinion with respect to the matters covered by clause
(xvii) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

          The opinion of Piper & Marbury L.L.P. described in paragraph (e) above shall be rendered to you at the request of the Company and the Selling Stockholders, and shall so state therein.

          (f) You shall have received on the Closing Date an opinion, dated the Closing Date, of Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, as to the matters referred to in clauses (v), (vi) (but only with respect to the Company), (viii), (ix) (but only with respect to the statements under the captions "Description of Capital Stock" and "Underwriting") and (xviii) of the foregoing paragraph (e). In giving such opinion with respect to the matters covered by clause (xviii) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

          (g) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from Coopers & Lybrand L.L.P., independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by Coopers & Lybrand L.L.P. on the date of this Agreement.

          (h) The Company shall have delivered to you the agreements specified in Section 2 hereof.

          (i) The Company and the Selling Stockholders shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

          (j) Prior to the Closing Date, the Sellers shall have furnished to you such further information, certificates and documents as you may reasonably request.

          (k) You shall have received on the Closing Date, a certificate of each Selling Stockholder who is not a U.S. Person to the effect that such Selling Stockholder is not a U.S. Person (as defined under applicable U.S. federal tax legislation), which certificate may be in the form of a properly completed and executed United States Treasury

     Department Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

The several obligations of the Underwriters to purchase any Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Additional Shares, the passing of title and other matters related to the transfer of such Additional Shares and such further information, certificates and documents as you may reasonably request.

          10.  Effective Date of Agreement and Termination.  This Agreement
               -------------------------------------------
shall become effective upon the later of (i) execution of this Agreement and
(ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

          This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Sellers if any of the following has occurred:
(i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any adverse change or development involving a prospective adverse change in the business, prospects, financial condition or results of operations, whether or not arising in the ordinary course of business, of the Company or any of its subsidiaries which would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or limitation on prices for securities on any such exchange or Nasdaq National Market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company or any subsidiary, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

          If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares
                       --------
or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date or on an Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares, or Additional Shares, as the case may be, and the aggregate number of Firm Shares or Additional Shares, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date by all Underwriters and arrangements satisfactory to you and the Sellers for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Sellers. In any such case which does not result in termination of this Agreement, either you or the Sellers shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

          11.   Agreements of the Selling Stockholders.  Each Selling
                --------------------------------------
Stockholder severally agrees with you and the Company:

          (a) To pay or to cause to be paid all transfer taxes with respect to the Shares to be sold by such Selling Stockholder; and

          (b) To take all reasonable actions in cooperation with the Company and the Underwriters to cause the Registration Statement to become effective at the earliest possible time, to do and perform all things to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

          12.  Information Furnished In Writing by Underwriters.  The Company
               ------------------------------------------------
agrees with you that the statements set forth in the last paragraph on the cover page, in the paragraph on the inside front cover relating to stabilization and in the third paragraph under the caption "Underwriting" in any preliminary prospectus and in the Prospectus, constitute the only written information furnished by or on behalf of any Underwriter for use in any preliminary prospectus and the Prospectus.

          13.  Miscellaneous.  Notices given pursuant to any provision of this
               -------------
Agreement shall be addressed as follows: (a) if to the Company, to Omnipoint Corporation, 2000 North 14th Street, Suite 550, Arlington, Virginia 22201,
Attention: Douglas G. Smith, (b) if to the Selling Stockholders, to Douglas G. Smith or Bradley E. Sparks, c/o Omnipoint Corporation, 2000 N. 14th Street, Arlington, Virginia 22201 and (c) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Selling Stockholders, the Company, its officers and directors and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Sellers, the officers or directors of the Company or any controlling person of the Sellers, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

          If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Sellers to comply with the terms or to fulfill any of the conditions of this Agreement, the Sellers agree to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Sellers, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

          This Agreement shall be governed and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement between the Company, the Selling Stockholders and the several Underwriters.

                                          Very truly yours,

                                          OMNIPOINT CORPORATION


                                          By:  _______________________________
                                             Name:  Douglas G. Smith
                                             Title: President and Chief
                                                      Executive Officer


                                          THE SELLING STOCKHOLDERS NAMED
                                          IN SCHEDULE II HERETO


                                          By:  _______________________________
                                                      Attorney-in-fact

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
ALLEN & COMPANY INCORPORATED
MONTGOMERY SECURITIES
SALOMON BROTHERS INC

Acting severally on behalf of
  themselves and the several
  Underwriters named in
  Schedule I hereto

By:  DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION


     By: ________________________
         Name:  Robert A. Moore
         Title: Sr. Vice President

                                  SCHEDULE I
                                  ----------


Underwriters                                       Participation
- ------------                                       -------------

Donaldson, Lufkin & Jenrette
  Securities Corporation
Allen & Company Incorporated
Goldman, Sachs & Co.
Montgomery Securities
Salomon Brothers Inc













                                                   -------------
Underwriters
                                                   =============

                                  SCHEDULE II
                                  -----------


                             Selling Stockholders
                             --------------------


                                                     Number of Firm
Name                                                Shares Being Sold
- ----                                                -----------------

















                                                      -----------
                                     Total
                                                      ===========

                                 SCHEDULE III
                                 ------------


                          Option Selling Stockholders
                          ---------------------------



                                                        Number of
                                                        Additional
Name                                                 Shares Being Sold
- ----                                                -------------------


















                                                      --------------
                                     Total
                                                      ==============

                                    ANNEX I
                                    -------




                         Required Stockholder Lock-ups
                         -----------------------------